                                                                   EXHIBIT 10.18
                                   EXHIBIT C
                                   ---------

                         PLEDGE AND SECURITY AGREEMENT

     This Pledge and Security Agreement made as of _______ __, 1998 by and among LaSalle Hotel Properties (the "Company"), LaSalle Hotel Operating Partnership, L.P. (the "Operating Partnership," together with the Company, the "Pledgee") and **[LaSalle Plaza Park Limited Partnership, **[LaSalle Seaview, L.P. **[LaSalle LRP Bloomington Limited Partnership]** **[LaSalle LRP Dallas Hotel Limited Partnership]** **[LaSalle LRP New Orleans Hotel Limited Partnership]** **[LaSalle LRP Key West Hotel Investors Limited Partnership]** **[LaSalle Le Montrose Limited Partnership]** **[LaSalle Sabal Plaza Limited Partnership]** LaSalle Omaha Hotel Investors Limited Partnership]** **[LaSalle Hotel Co-Investment, Inc.]** ("Pledgor").

     WHEREAS, Pledgor has entered into an Omnibus Contribution Agreement dated as of January 30, 1998 and as amended (the "Contribution Agreement") with the Operating Partnership pursuant to which Pledgor granted the Operating Partnership an option to purchase certain assets;

     WHEREAS, pursuant to the terms of the Contribution Agreement, Pledgor has executed a Supplemental Representations, Warranties and Indemnity Agreement (the "Supplemental Agreement") pursuant to which Pledgor has agreed to indemnify Pledgee for certain losses;

     WHEREAS, Pledgor has entered into the Supplemental Agreement in order to induce the Operating Partnership to enter into the Contribution Agreement for the benefit of Pledgor; and

     WHEREAS, pursuant to the Supplemental Agreement, Pledgor has agreed to enter into this Pledge and Security Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Pledgor and Pledgee hereby agree as follows:

Section 1.  The Pledge.
-------     ----------

     (a) As collateral security for full and timely performance of Pledgor's obligations under the Supplemental Agreement (the "Secured Obligations"), Pledgor hereby transfers, conveys, pledges, hypothecates and delivers to Pledgee and its successors and assigns, and grants to Pledgee and its successors and assigns a security interest in the following property (collectively referred to herein as the "Collateral"):

          (i) the units of limited partnership interest in the Operating Partnership (the "Units") and the shares of common stock of the Company (the "Common Stock") owned by Pledgor identified in EXHIBIT A
                                                                      ---------
          hereto along with any shares of Common Stock exchanged for such Units (the Units and the Common Stock, collectively the "Pledged Securities");

          (ii) all shares, securities, cash or property representing a dividend or distribution on any of the Pledged Securities resulting from a split-up, recapitalization, reclassification or other blanket change of the Pledged Securities or otherwise received in exchange therefor (which shall not include any quarterly or other regular cash dividend);

          (iii) any collateral substituted for the Pledged Securities pursuant to Section l(b) below; and
             ------------

          (iv) all proceeds of the property described in clauses (i) and (ii) or, if collateral has been substituted under Section l(b) below, all
                                                       ------------
          proceeds of the property described in clause (iii) of this Section 1,
                                                                     ---------
          but excluding any quarterly or regular cash dividend.

So long as no Event of Default as defined in Section 2(a) below shall have
                                             ------------
occurred and be continuing, Pledgor shall be entitled to receive and retain any and all quarterly or regular cash dividends paid on the Collateral as defined in Section l(b) below including any such dividends collected by Pledgee. If any of
------------
the above-described shares, securities, monies or property required to be pledged by Pledgor under Section 1 hereof are received by Pledgor, Pledgor will forthwith transfer and deliver to Pledgee such shares or securities so received (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by Pledgee pursuant to the terms of this Agreement, as part of the Collateral.

     The security interest in the Collateral granted to Pledgee as security for the Secured Obligations shall terminate on [__________], except as to any amount owing in respect of Pledgor's share of a loss under Section 3 of the
                                                    ---------
Supplemental Agreement for which Pledgee has made demand for reimbursement prior to such date (a "Pending Demand"). If a Pending Demand exists on [____________] the security interest in the Collateral granted to Pledgee as security for the Secured Obligations shall terminate when (a) such Pledgor's obligation under
Section 3 of the Supplemental Agreement is paid or (b) the Pending Demand has
---------
been finally determined (by agreement of Pledgee and Pledgor or a final judgment of a court) to be without merit. On the applicable termination date provided for in this paragraph, Pledgee shall forthwith cause to be assigned, transferred and delivered, against receipt, any remaining Collateral and any money received in respect of, to or on the order of Pledgor.

     (b) Substitution of Publicly Traded Securities for the Pledged Securities.
         ---------------------------------------------------------------------
At any time after [_____________], Pledgor may substitute for the Pledged Securities owned by him, certificated securities traded on a national securities exchange or United States treasury bills, notes or bonds ("Treasury Securities") which have Collateral Value, as hereinafter defined, equivalent to that of the Pledged Securities (the "Substitute Collateral"). Pledgor shall effect such substitution by delivering one or more certificates representing the Substitute Collateral, duly endorsed in blank or accompanied by undated stock powers duly executed in blank, to Pledgee or, in the case of Treasury Securities, by making appropriate arrangements for registration of a pledge of the Substitute Collateral in favor of Pledgee. Upon tender of the Substitute Collateral and determination that the substituted securities are in due form hereunder, Pledgee will return to Pledgor the certificates representing the Pledged Securities. As used herein, "Collateral Value" means with respect to Pledged Securities the product of (i) the number of shares of Common Stock or Units for which Substitute Collateral is to be delivered multiplied by (ii) the closing price per share of the Common Stock as reported by the New York Stock Exchange on the day prior to the date on which the Substitute Collateral is received by Pledgee and, with respect to Substitute Collateral, the product of (x) the number of shares, units or other denominations of Substitute Collateral delivered multiplied by (y) the price per share, unit or other denomination of the Substitute Collateral at (or as nearly close to as can be determined) closing or, if trading is continuous, 3:00 P.M. Eastern Time on the day prior to the date on which the Substitute Collateral is delivered as reported by the principal exchange or quotation system through which the Substitute Collateral is traded. Pledgor agrees to take whatever steps are required to perfect Pledgee's lien and take whatever other action is reasonably required to create an equivalent lien to the lien created herein on the Substitute Collateral. Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action, including amendments hereto as Pledgee from time to time may reasonably request in order to secure to Pledgee's satisfaction the benefits of the liens in the Substitute Collateral created or intended to be created by this Agreement. The rights of Pledgee under this section shall be in addition to any and all other rights Pledgee may have hereunder or under any other document, instrument or agreement with respect to the Pledged Securities and the Secured Obligations, and may be exercised by Pledgee on any one or more occasions.

Section 2.  Events of Default and Remedies.
-------     ------------------------------

     (a) "Event of Default" means the occurrence of any of the following events:

                1. any breach of any representation and warranty contained in the Supplemental Agreement and Pledgor's failure to reimburse Pledgee for the resulting loss within 20 days after demand; or

                2. the failure of Pledgor to perform or observe any covenant or agreement herein contained which failure continues for 20 days after notice thereof is given by Pledgee to Pledgor.

     (b) So long as no Event of Default shall have occurred under this Agreement and be continuing, Pledgee shall have no voting or other powers of ownership pertaining to the Collateral except for the right to receive the proceeds of the Collateral as provided in Section 1(a) hereof.

     (c) During any period in which an Event of Default shall have occurred and be continuing, Pledgee shall have the following rights regarding the Collateral:
(i) Pledgee shall have all of the rights and remedies with respect to the Collateral of a Secured Party under the Uniform Commercial Code, as is in effect from time to time in the State of New York, and such additional rights and remedies to which a secured party is entitled under the laws in effect and in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the fullest extent permitted by law, to exercise all voting, and other powers of ownership pertaining to the Collateral as if Pledgee was the sole and absolute owner thereof (and Pledgor agrees to take all such actions as may be appropriate to give effect to such rights); (ii) Pledgee in its discretion may, in its name or the name of Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of (including, but not limited to, cash distributions or dividends paid on the Collateral subsequent to such Event of Default) or in exchange for any of the Collateral, but shall be under no obligation to do so;
(iii) Pledgee may, without notice, apply any cash then held by Pledgee hereunder in such amount as may be necessary, in Pledgee's sole discretion, to cover losses or damages caused by an Event of Default; (iv) Pledgee may, upon 10 business days' written notice to Pledgor of the time and place, sell, assign or otherwise dispose of all or any part of their collateral, at such place or places as Pledgee deems best, and for cash, credit or future delivery (without thereby assuming any credit risk), without demand or performance or further notice of intention to effect such disposition or the time or place thereof (except such notices which are required by applicable statute and cannot be waived); and, further, Pledgee or anyone else who may be the purchaser, the lessee, transferee or assignee of any or all of the Collateral so disposed of shall thereafter hold the same absolutely free from any claim of right or whatsoever kind, including any right or equity of redemption (statutory or otherwise).

     The proceeds of each collection, sale or other disposition under this section shall be applied in accordance with Section 7 hereof.
                                            ---------

     Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws ("Blue Sky Laws"), Pledgee may be compelled, with respect to any sale of all or any part of the Collateral, to make sales of such Collateral to purchasers who have agreed, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that such sales may be at prices and on terms less favorable to Pledgee than those obtainable through a public sale without such restrictions, and notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. Pledgor acknowledges and agrees that under no circumstances will Pledgee be required to register any of the Pledged Securities under the Securities Act or any Blue Sky Laws.

     (d) If any consent, approval or authorization of, or filing with, any Governmental Authority or any other Person should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, Pledgor agrees to execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same. Pledgor further agrees to use its best efforts to secure such sale or other disposition of the Collateral as Pledgee may deem necessary pursuant to the terms of this Agreement.

     (e) Pledgee shall not be obligated to make any sale or other disposition unless the terms thereof shall be satisfactory to Pledgee in its sole and absolute discretion. Pledgee may, without notice or publication, adjourn any private or public sale, and, upon five (5) business day's written notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or future delivery, the Collateral so sold may be retained by Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

Section 3.  Certain Representations and Warranties.

     Pledgor represents and warrants that:

          (a) Pledgor has good and marketable title to the Pledged Securities described in EXHIBIT A hereof;
                       ---------

          (b) The units of Pledged Securities are subject to no pledge, claim, lien, security interest, charge, option, restriction or other encumbrance except for (i) the restrictions, if any, set forth in EXHIBIT B annexed hereto, which restrictions either by their terms or
          ---------
          by waiver duly granted do not prohibit the pledge made hereby of Pledgee's rights hereunder, (ii) the security interest created by this Agreement and (iii) restrictions on transfer under the Securities Act and Blue Sky Laws;

          (c) Pledgor has full power, authority and legal right to execute and deliver this Pledge Agreement and to pledge all shares of Pledged Securities pursuant to this Agreement;

          (d) The execution and delivery of this Agreement and the pledge of the Collateral are within Pledgor's power, and such execution and delivery and the pledging of such shares do not contravene any law, rule or regulation thereunder or any judgment or order of any tribunal or of any agreement or instrument to which Pledgor is a party or by which Pledgor or any of its properties is bound or constitutes a default thereof.

Section 4.  Marshalling.
-------     -----------

     Pledgee shall not be required to marshall any present or future security for (including, but not limited to this Agreement or any collateral pledge hereunder), or guaranties of, the Secured Obligations of Pledgor, or to resort to such security or guaranties in any particular order; and all of its rights hereunder and in respect of such security and guaranties shall be cumulative and in addition to all other rights hereunder, however existing or arising. To the extent that they may lawfully do so, Pledgor hereby agrees not to invoke any law relating to the marshalling of collateral which may cause delay and/or impede the enforcement of any of Pledgee's rights under this Agreement or any other instrument evidencing any of the obligations under this Agreement or the Supplemental Agreement or under which any of such obligations is outstanding or by which any of such obligations is secured or guarantied, and to the extent that Pledgor may lawfully do so, Pledgor hereby irrevocably waives the benefit of all such laws.

Section 5.  Deficiency.
-------     ----------

     If the proceeds of sale, collection or realization of or upon the Collateral pursuant to Section 2 hereof are insufficient to cover the cost and
                       ---------
expenses of such realization and the payment in full of the Secured Obligations, Pledgor shall not be liable for any amounts which exceed the Collateral.
Pledgee may not collect from Pledgor's Collateral more than the Secured Obligations plus costs and expenses of realizing on such Collateral.

Section 6.  Pledgor's Obligations Not Affected.
-------     ----------------------------------

     The obligations of Pledgor hereunder shall remain in full force and effect and shall not be impaired by:

          (a) any amendment to or modification of any instrument (other than this Agreement) securing any of the Secured Obligations;

          (b) the taking of additional security for, or any guaranty of, any of the Secured Obligations or the release or discharge or termination of any security or guaranty for any of the Secured Obligations; or

          (c) the lack of enforceability of any of the Secured Obligations against Pledgor or any other person, whether or not Pledgor shall have notice or knowledge of any of the foregoing.

Section 7.  Application of Proceeds.
-------     -----------------------

     Except as otherwise expressly provided in Section 5 herein, the proceeds of
                                               ---------
any collection, sale or other realization of any or any part of the Collateral pursuant hereto shall be applied by Pledgee: first to the payment of the cost and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of Pledgee and the fees and expenses of its agents and counsel; second to the payment in full of the Secured Obligations; and lastly, to the payment to Pledgor, or its heirs, executives, administrators,
----------
successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

     As used in this Section 7, "the proceeds" of the Collateral shall mean
                     ---------
cash, securities and other property realized.

Section 8.  Perfection.
-------     ----------

     At the Closing, Pledgor shall deliver to Pledgee evidence of the registration of pledge on the books of the Operating Partnership of the Units identified as owned by Pledgor in EXHIBIT A hereto to Pledgee. Pledgor agrees
                                  ---------
to take any and all subsequent actions reasonably necessary to perfect the security interest in the Collateral contemplated hereby.

Section 9.  Transfer, Etc., by Pledgor.
-------     --------------------------

     Except for the substitution of Collateral as provided in Section l(b)
                                                              ------------
hereof, without (i) the prior written consent of Pledgee or (ii) the delivery of securities and instruments of transfer for substitution of Collateral under Section l(b) hereof, Pledgor will not sell, assign, transfer or otherwise
------------
dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber any in the Collateral or any interest therein, except for the Pledge provided for in this Agreement and for those obligations set forth in EXHIBIT B hereto.
             ---------

Section 10.  Further Assurances.
-------      ------------------

     Pledgor will from time to time execute and deliver to Pledgee all such other and further instruments and documents and take or cause to be taken all such other and further actions as Pledgee may reasonably request in order to effect and confirm more securely in Pledgee all rights contemplated in this Agreement.

Section 11.  Expenses.
-------      --------

     Subject to Section 5 hereof, Pledgor agrees to pay to Pledgee all
                ---------
reasonable out-of-pocket expenses of Pledgee (including reasonable expenses for legal services of every kind) of, or incident to the enforcement of, any provisions of this Agreement.

Section 12.  Miscellaneous.
-------      -------------

          (a) Waiver, etc.  No act, failure or delay by Pledgee shall constitute
              -----------
          a waiver of its rights, powers or remedies hereunder or otherwise. No single or partial waiver by Pledgee of any of its agents of any default or right or remedy which it may have shall constitute a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. Pledgor hereby waives presentment, notice of dishonor and protest of all instruments and any and all other notices and demands whatsoever (except as expressly provided herein). The remedies herein are cumulative and are not exclusive of any other remedies which may be provided by law.

          (b) Governing Law.  This Agreement shall be governed by, and construed
              -------------
          in accordance with, the laws of the State of New York.

          (c) All communications herein provided shall be in writing and shall be sufficient if sent by United States mail, registered or certified, delivered by messenger, so called overnight courier, telex or facsimile, addressed as follows:

     If to Pledgor:           c/o LaSalle Partners
                              220 East 42nd Street
                              New York, New York  10017
                              Attn:  Michael Barnello
                              Phone: (212) 661-6161
                              Facsimile: (212) 687-8170

     With a copy to:          Hagan & Associates
                              200 East Randolph Drive
                              Suite 4322
                              Attn:  Robert K. Hagan, Esq.
                              Phone: (312) 228-1050
                              Facsimile: (312) 228-0982

     If to Pledgee:           c/o LaSalle Partners
                              220 East 42nd Street

                              New York, New York  10017
                              Attn:  Michael Barnello
                              Phone: (212) 661-6161
                              Facsimile: (212) 687-8170

     With a copy to:          Brown & Wood
                              One World Trade Center
                              New York, NY  10048
                              Attn: Michael F. Taylor, Esq.
                              Phone: (212) 839-8602
                              Facsimile: (212) 839-5599

     or such other addresses where any party may receive any such communication or notice as may be designated by written notice to the other parties. Any notice given pursuant to this section to effect a change of address shall be effective when received.

          (d) Successors and Assigns.  This Agreement and all obligations of
              ----------------------
          Pledgor herein shall be binding upon the heirs, executives, successors and assigns of Pledgor, and shall, together with the rights and remedies of Pledgee hereunder, inure to the benefit of Pledgee, and its respective successors and assigns.

          (e) Severability.  If any term in this Agreement shall be held to be
              ------------
          invalid or illegal or unenforceable in any respect, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

          (f) Counterparts.  This Agreement may be executed in any number of
              ------------
          counterparts, all of which taken together shall constitute one and the same instrument and any other parties hereto may execute this Agreement by signing any such counterparts.

          (g) Other.  To the extent permitted by applicable law, Pledgor hereby
              -----
          waives trial by jury in any proceeding brought for the interpretation or enforcement of this Agreement or for a determination of the rights of the parties hereunder. Terms used herein without definition, but which are defined in the Supplemental Agreement, shall, unless the context otherwise indicates or requires, have the meaning ascribed in said Supplemental Agreement.

                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Pledgor and Pledgee have caused this Agreement to be duly executed as an instrument under seal as of the date first above written.

                                 Pledgee:
                                 -------

                         LASALLE HOTEL OPERATING
                                         PARTNERSHIP, L.P.

                                 By:  LaSalle Hotel Properties, its
                                    General Partner

                                    By:  ___________________
                                         Name:
                                         Title:



                                    Pledgor:
                                    -------

                                    **[LASALLE PLAZA PARK LIMITED PARTNERSHIP]**
                                    **[LASALLE SEAVIEW, L.P.]** **[LASALLE LRP
                                    BLOOMINGTON LIMITED PARTNERSHIP]**
                                    **[LASALLE LRP DALLAS HOTEL LIMITED
                                    PARTNERSHIP]** **[LASALLE LRP NEW ORLEANS
                                    HOTEL LIMITED PARTNERSHIP]** **[LASALLE LRP
                                    KEY WEST HOTEL INVESTORS LIMITED
                                    PARTNERSHIP]** **[LASALLE LE MONTROSE
                                    LIMITED PARTNERSHIP]** **[LASALLE SABAL
                                    PLAZA LIMITED PARTNERSHIP]** **[LASALLE
                                    OMAHA HOTEL INVESTORS LIMITED PARTNERSHIP]**
                                    **[LASALLE HOTEL CO-INVESTMENT, INC.]**

                                    By:  ___________________, its ____________

                                    By:  ___________________
                                         Name:
                                         Title:

EXHIBIT A

           PLEDGED UNITS OF LASALLE HOTEL OPERATING PARTNERSHIP, L.P.

                                Number of Units
                                ---------------

                                   EXHIBIT B
                                   ---------

                            Restrictions on Transfer
                            ------------------------

          1.        Registration Rights Agreement, dated as of [_________]

          2.        Lockup Agreement, dated as of [____________]